                                                                   Exhibit 10.50

                               SECURITY AGREEMENT

This Security Agreement ("Agreement") is made and entered into as of December ___, 2001, by and between U.S. XPRESS LEASING, INC., a Tennessee corporation ("Debtor"), and DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC, 1011 Warrenville Road, Lisle, Illinois 60532 ("Secured Party").

                        Article One - SECURITY INTEREST

For value received, Debtor grants to Secured Party a security interest in all of Debtor's right, title, and interest on, to and under the following property and interests in property of Debtor, whether presently in existence or whether now owned or hereafter arising, acquired or created by Debtor at any time hereafter, wherever located, and any replacements, additions, accessions or substitutions thereto (collectively, the "Collateral"):

      1.1 the eight hundred eighty-six (886) tractors of Borrower described on Exhibit A attached hereto and made a part hereof (collectively
                ---------
             referred to as the "Equipment" and individually referred to as a "Unit of Equipment"), together with;

      1.2 all proceeds and products of any and all of the foregoing, including but not limited to all chattel paper, electronic chattel paper, goods (including, without limitation, motor vehicles, tractors, trailers, chassis and equipment taken in trade), contract rights, leases, accounts, documents, instruments, promissory notes, general intangibles, payment intangibles, supporting obligations, claims and tort recoveries, money, insurance proceeds and refunds of insurance premiums, in each case, relating to or arising out of any of the types of collateral described in Section 1.1 above, and all proceeds of such proceeds and products; and

      1.3 all books, records, computer records, computer disks, ledger cards, programs and other computer materials, customer and supplier lists, invoices, orders and other property and general intangibles at any time evidencing or relating to any of the Collateral.

The definitions of the types of Collateral described in paragraph 1.2 are intended to expand as the definitions and descriptions of such types of Collateral that are set forth in the Code expand. The term "Code" means the Uniform Commercial Code, as enacted in the State of Tennessee, as amended and replaced from time to time.

To secure: (1) Debtor's Promissory Note to the Secured Party, of even date herewith, in the principal amount of $53,310,901.58 (as the same may from time to time be amended, modified, extended, renewed or restated, the "Note"), principal and interest payable as provided in said Note;

(2) the Loan (as defined in the Loan Agreement) and all obligations of Debtor to Secured Party under the Loan Agreement, of even date herewith, between the parties (as the same may from time to time be amended, modified, extended, renewed or restated, the "Loan Agreement");

(3) all expenditures by Secured Party for taxes, insurance, repairs to, and maintenance and preservation of the Collateral, and all costs and expenses incurred by Secured Party in the collection and enforcement of the Note, the Loan and the other Obligations (as defined in the Loan Agreement) or in representation of Secured Party in connection with bankruptcy or insolvency proceedings, including, without limitation, legal fees and expenses of both in-house and outside counsel; and

(4) all of the Obligations (as defined in the Loan Agreement) of Debtor to Secured Party now existing or incurred in the future, matured or unmatured, direct or contingent, and any renewals and extensions of, and substitutions for such Obligations.

The security rights and interests of Secured Party in the Collateral will continue until the Loan and all of the other Obligations, including possible contingent Obligations, are fully paid and satisfied and Secured Party elects to cancel and terminate its security interests in writing. This is a continuing security agreement, which will continue in effect until canceled by Secured Party even though all or any part of the Loan and the other Obligations may be paid in full, and even though for a period of time Debtor may not be then obligated to Secured Party.

                  Article Two - USE AND LOCATION OF COLLATERAL

Debtor warrants and covenants that:

      2.1 The Collateral is to be used in Debtor's business as a truck transportation company and shall not be used for personal, family, household or agricultural uses or purposes.

      2.2 Debtor's headquarters and principal place of business is located at 4080 Jenkins Road, Chattanooga, TN 37421.

      2.3 The Collateral will be kept in Debtor's control and possession (except in accordance with and subject to the terms and conditions of Section 2.4) and will be used only in the continental United States of America, Canada, and Mexico.

      2.4 Debtor shall be permitted to enter into lease agreements covering Items of Equipment in the ordinary course of its business, provided that the following conditions are met (such leases are referred to as "Permitted Leases"): (a) all leases must be in writing using the term of lease delivered by Debtor to Secured Party, (b) the term of each lease shall not extend beyond the maturity date of the Note, and (c) the number of Units of Equipment subject to leases shall not exceed the lesser of (i) eighty (80) Units of Equipment and
             (ii) ten percent (10%) of the total number of Units of Equipment then subject to this Security Agreement in each case reduced by the number of vehicles financed by Secured Party after the date hereof which are leased.

             Article Three - TITLE TO AND MAINTENANCE OF COLLATERAL

Debtor warrants, covenants, and agrees as follows:

      3.1 Title. Except for the security interest granted by this Agreement, Debtor has full title to, rights in and the power to transfer the Collateral free from any lien, security interest, encumbrance, lease, other than those listed in Schedule 3.1 hereto and leases permitted by Section 2.4, restriction, pledge, or transfer or other claim and the Debtor will, at Debtor's cost and expense, defend any action that may affect Secured Party's security interest in, or Debtor's title to, the Collateral.

      3.2 Perfection of Security Interests. Secured Party may file whatever financing and continuation statements, amendments, and other documents, and may take whatever additional actions, it deems to be necessary and proper to perfect and continue the perfection of Secured Party's security interests in the Collateral. To the extent that Secured Party may have previously filed financing statements affecting any of the Collateral, Debtor ratifies and confirms Secured Party's authority to do so and the contents and binding effectiveness of such financing statements. Secured Party may file a carbon, photographic, facsimile, other reproduction or electronically authenticated or maintained copy of any financing statement or of this Agreement for use as a financing statement. Secured Party may make electronic filings of financing and other statements. All filings under this Section, including, without limitation, electronic filings, will be deemed to be complete and perfected for all purposes when made by Secured Party and may be made by Secured Party without the necessity that Debtor (or Secured Party on Debtor's behalf) sign any such financing statements or other perfection documents. Debtor shall reimburse Secured Party for all expenses incurred with respect to the perfection and continuation of the perfection of its security interests in the Collateral. Without limitation of the generality of the foregoing:
             (a) to the extent that any of the Collateral is held by a third party (such as consignee or bailee) (i) notice of the security interests created by this Agreement in such Collateral shall be given to each such third party and (ii) Debtor shall, upon the request of Secured Party, obtain and deliver to Secured Party a written and signed acknowledgment from each such third party that it is holding the Collateral for the benefit of Secured Party; (b) to the extent that any of the Collateral is comprised of electronic chattel paper, Debtor will ensure that (i) there is only one identifiable authoritative copy of the electronic chattel paper record, (ii) the authoritative electronic chattel paper record for all electronic chattel paper in which Secured Party has a security interest will identify Secured Party as the first lien-holder,
             (iii) the authoritative electronic chattel paper record for all electronic chattel paper in which Secured Party has a security interest will be transferred to and maintained by Secured Party or a third party custodian designated by Secured Party and (iv) changes or additions to the electronic chattel paper may not be made without the consent of Secured Party; (c) to the extent that any of the

             Collateral is comprised of types of Collateral that can be perfected by possession or by either possession or filing, all such Collateral shall be delivered to Secured Party; and (d) Debtor agrees to execute any further documents, and to take any further actions, reasonably requested by Secured Party to evidence, perfect or protect the security interests granted herein or to effectuate the rights granted to Secured Party herein. Secured Party is also authorized, at Debtor's cost and expense, to obtain all post-filing searches from all jurisdictions that Secured Party deems advisable to confirm the proper priority of all filings made by Secured Party under this Agreement. Debtor appoints Secured Party its true and lawful attorney-in-fact, coupled with an interest, for Debtor and in its name, to execute and sign on Debtor's behalf, and to take all acts on Debtor's behalf, that are required under this Section or that may otherwise be required to perfect, maintain and protect Secured Party's security interests in the Collateral, including the execution of financing statements and other documents on Debtor's behalf. Such power of attorney may not be revoked.

      3.3 Titled Collateral. A certificate of title or similar titling or registration document has been issued by the state of Tennessee for each item of Equipment. Such Equipment shall be titled/registered in the name of Debtor and Secured Party shall be shown as the first priority and only lienholder on the certificate of title/registration for each such item of Equipment. A copy of the certificate of origin, application for certificate of title or registration and/or any other forms required to satisfy the foregoing titling/registration requirements and to perfect Secured Party's first priority security interests in such Collateral shall be delivered to Secured Party, (a) immediately and (b) immediately upon Debtor's acquisition of any such Collateral in the future. In addition, a copy or the original, as required by Secured Party, of the issued certificate of title/registration for each such item of Collateral shall be delivered to Secured Party as soon as it is issued. Secured Party may retain physical possession of those certificates. Debtor shall not change the state in which any of the Equipment covered by this Section is titled/registered to other than the state of Tennessee without the prior written consent of Secured Party.

      3.4 Sale, Lease or Disposition of Collateral. Except for Permitted Leases, Secured Party does not authorize, and Debtor will not, without the prior written consent of Secured Party, sell, contract to sell, lease, license, encumber, grant any security interest in or dispose of the Collateral or any interest in it until this Agreement, the Loan and all of the other Obligations have been fully satisfied; provided, however, that Debtor may sell, convert or write down its inventory, in the ordinary course of business.

      3.5 Insurance. Debtor will insure the Collateral on a replacement cost basis with companies acceptable to Secured Party against the casualties and in the amounts that Secured Party shall reasonably require with a loss payable clause in favor of Secured Party. Without limiting the foregoing, Debtor shall continuously maintain physical damage insurance with Secured Party as sole loss payee with a deductible of not more than $5,000 per item of Equipment and liability insurance with Secured Party as additional insured with a combined single limit coverage of not less than $750,000. Unless a Default shall have occurred and be continuing, Debtor shall be permitted to collect the proceeds of insurance and to use such proceeds to repair the item of Equipment with respect to which the proceeds are received or, with the prior consent of Secured Party, to obtain a replacement item of Equipment. In all other cases, Secured Party is authorized to collect proceeds from any of the insurance policies and apply them to the Obligations, or to allow repairs or purchase of a replacement item of Equipment at its sole discretion.

      3.6 Assignment of Insurance. Debtor hereby assigns to the Lender, as additional security for payment of the Note and other Obligations, any and all moneys due or to become due under, and all other rights of Debtor with respect to, any and all policies of insurance covering the Collateral. Debtor hereby directs the issuer of any such policy to pay any such moneys directly to Lender following the occurrence and during the continuance of a Default, during which Lender may (but need not), in its own name or in Debtor's name, execute and deliver proofs of claim, receive such moneys, endorse checks and other instruments representing such moneys and settle or litigate any claim against the issuer of any such policy.

      3.7 Protection of Collateral. Debtor will keep the Collateral in good order and repair and will not waste or destroy the Collateral or any part thereof. Debtor will not use the Collateral in violation of any statute or ordinance and Secured Party will have the right to examine and inspect the Collateral at any reasonable time.

      3.8 Taxes. Debtor will pay promptly when due all fees, costs, taxes, assessments or expenses on or in connection with the Collateral and/or for its use, operation and titling.

                     Article Four - PROTECTION OF SECURITY

      4.1 Attorney in Fact. Debtor hereby appoints and constitutes Secured Party and its agents and designees, as Debtor's attorney-in-fact, at Debtor's own cost and expense, to exercise at any time following the occurrence and during the continuation of a Default under the Loan Agreement all or any of the following powers, which, being coupled with an interest, shall be irrevocable until all of the Obligations have been paid in full: to receive, take, endorse, assign, deliver, accept and deposit, in the name of Secured Party and/or Debtor, any and all checks, notes, remittances, drafts and other documents and instruments and documents relating to the Collateral; to receive, open and dispose of all mail addressed to Debtor relating to the Collateral and to notify postal authorities to change the address for delivery of mail to such address as Secured Party may designate; and to take or bring, in Secured Party's and/or Debtor's name, all steps, actions or proceedings deemed by Secured Party to be necessary or desirable to effect collection of the Collateral or to preserve, protect or enforce Secured Party's interests therein. Said attorney, agent or designee shall not be liable for any acts or omissions, nor for any error of judgment or mistake of fact or law.

     4.2 No Liability of Secured Party. Nothing herein contained shall be construed to constitute Debtor as Secured Party's agent for any purpose whatsoever. Secured Party shall not be responsible nor liable for any shortage, discrepancy, damage, loss or destruction of any Collateral wherever the same may be located and regardless of the cause thereof. Secured Party shall not, under any circumstances, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of the Collateral or any instrument received in payment thereof or for any damage resulting therefrom. Secured Party may, without notice to or consent from Debtor, sue upon or otherwise collect, extend the time of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Collateral or any securities, instruments or insurance applicable thereto and release any obligor thereon. Secured Party shall not, by anything herein or in any assignment or otherwise, assume any of Debtor's obligations under any contract or agreement assigned to Secured Party, and Secured Party shall not be responsible in any way for the performance by Debtor of any of the terms and conditions thereof.

     4.3 Debtor Responsible for Expenses. Any fees, costs and expenses, of whatever kind and nature, including taxes of any kind, which Secured Party may incur in filing public notices, as well as expenses incurred by Secured Party (including all attorneys' fees of both in-house and outside counsel), in protecting, maintaining, preserving or enforcing the Obligations, the Collateral or the pledges, liens and security interests granted to Secured Party hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to any of the Obligations or Secured Party's transactions with Debtor, including actions or proceedings which may involve any person asserting a priority or claim with respect to the Collateral, shall be paid for by Debtor on demand and until paid by Debtor shall be added to and deemed part of the Obligations.

     4.4 Decrease in Value of Collateral. If in Secured Party's reasonable judgment the Collateral has materially decreased in value or if Secured Party shall deem that the Collateral at any time is not of sufficient value to secure fully the total Obligations of Debtor to Secured Party, Debtor shall, within ten (10) days following notice from Secured Party, either provide enough additional Collateral or reduce the total Obligations by a sufficient amount to satisfy Secured Party that its security is adequate.

     4.5 Reimbursement of Expenses. At its option, Secured Party may discharge taxes, liens and interest, may perform or cause to be performed for and on behalf of Debtor any actions and conditions, obligations, or covenants that Debtor has failed or refused to perform, and may pay for the repair, maintenance and preservation of the Collateral, and all sums so expended, including but not limited to attorney's fees (of both in-house and outside counsel), court costs, insurance premiums, agent's fees, or commissions, or any other costs or expenses, shall bear interest from the date of payment at the annual rate of eighteen percent

          (18.00%) or, if lower, the maximum lawful rate and shall be payable at the place designated in the Note and shall be secured by this Agreement.

                        Article Five - DUTIES OF DEBTOR

     5.1 Payment. Debtor will pay and/or perform the Obligations in accordance with their terms and will repay immediately all sums expended by Secured Party in accordance with the terms and provisions of this Agreement.

     5.2 Change of Place of Business. Debtor will promptly notify Secured Party of any change of Debtor's places of business, or places where records concerning the Collateral are kept.

     5.3 Waiver. Secured Party's acceptance of partial or delinquent payments, or the failure of Secured Party to exercise any right or remedy, shall not be a waiver of any obligation of Debtor or right of Secured Party or any other similar default subsequently occurring.

                       Article Six - DEFAULT AND REMEDIES

     6.1 Default. Debtor shall be in "Default" under this Agreement on the occurrence of any Default under Article 6 of the Loan Agreement.

     6.2 Remedies. Upon the occurrence of any Default, Secured Party shall have all of the legal remedies set forth in Article 7 of the Loan Agreement and all other remedies created or existing under applicable law, under the Code, in equity, under the Loan Documents or under any other agreement between Debtor and Secured Party or from Debtor to Secured Party.

                         Article Seven - MISCELLANEOUS

     7.1  Time of Essence. Time is of the essence in this Agreement.

     7.2 Tennessee Law to Apply. This Agreement shall be governed by the Code and other applicable laws of the State of Tennessee, and the parties hereby submit to the jurisdiction of the courts of that State; provided, however, that Secured Party shall have the right, but not the obligation, to litigate in any state or country in which Debtor, any Guarantor, or any of their assets may be located.

     7.3 Parties Bound. This Agreement shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding the foregoing, Debtor may not assign its rights or duties hereunder without the prior written consent of Secured Party.

     7.4 Notices. All notices and payments shall be mailed to the respective addresses of the parties at the addresses set forth at the beginning of this Agreement, or such other address as either party may provide to the other from time to time in writing. Notices sent to Secured Party shall be sent to the attention of Robert D. Konneker.

     7.5 Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     7.6 Prior Agreements Superseded; Changes in Writing. This Agreement may not be changed, waived, discharged or terminated without an instrument in writing signed by the party against whom the change, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

                            DEBTOR:

                            U.S. XPRESS LEASING, INC.

                            By:
                               -----------------------------------------------
                                                Signature
                            Title:____________________________________________


                            SECURED PARTY:

                            DAIMLERCHRYSLER SERVICES NORTH AMERICA LLC

                            By:
                               -----------------------------------------------
                                                Signature
                            Title:____________________________________________

                                  SCHEDULE 3.1
                                  ------------
                                       TO
                            U.S. XPRESS LEASING, INC.
                               SECURITY AGREEMENT

Liens on the vehicles in favor of Wachovia Bank, N.A. which will be released in connection with this transaction.